                                                                   EXHIBIT 10.10

                                     NOTE

$100,000,000                                                   November 13, 1998


     FOR VALUE RECEIVED, the undersigned, CONSOLIDATION COAL COMPANY, a Delaware corporation (the "Borrower"), promises to pay to the order of THE FIRST NATIONAL
                  --------
BANK OF CHICAGO (the "Bank") on the Commitment Termination Date the principal
                      ----
sum of ONE HUNDRED MILLION DOLLARS ($100,000,000) or, if less, the outstanding principal amount of all Loans made by the Bank to the Borrower outstanding from time to time pursuant to that certain Senior Revolving Loan Agreement, dated as of November 13, 1998, (together with all amendments, if any, hereafter from time to time made thereto, the "Loan Agreement"), among the Borrower and The Bank as
                           --------------
such Loans are entered by the holder hereof in its records or in the appropriate column of the grid (the "Grid") attached to this Note. All payments on account
                         ----
of the principal hereof shall also be endorsed by the holder hereof on the Grid or otherwise entered on the records of the Bank. Failure to record any such amounts on the Grid shall not limit or otherwise affect the obligations of the Borrower to make payments of principal or interest on this Note when due.

     The unpaid principal amount of this Note from time to time outstanding shall bear interest as provided in Section 3.4 and Section 3.5 of the Loan
                                   -----------     -----------
Agreement.

     All payments of principal of and interest on this Note shall be payable in lawful currency of the United States of America at the offices of the Bank in immediately available funds.

     This Note is the Note referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments of principal of this Note and on which the indebtedness evidenced hereby may be declared to be immediately due and payable. Unless the contract requires otherwise, a capitalized item in this Note shall have the meaning given in the Loan Agreement.

                                            CONSOLIDATION COAL COMPANY



                                            By: /s/ Karen L. Zemba
                                               ----------------------------
                                               Karen L. Zemba
                                               Vice President & Treasurer

                                     GRID

Loans made by the Bank to Consolidation Coal Company described in that certain Senior Revolving Loan Agreement, dated as of November 13, 1998, and payments of principal of such Loans.

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                                                             PORTION OF PRINCIPAL BALANCE MAINTAINED
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                                                                                           APPLICABLE
                            AMOUNT OF     OUTSTANDING                                         FIXED
           AMOUNT OF        PRINCIPAL      PRINCIPAL         BASE RATE      LIBO RATE       INTEREST       NOTATION
DATE         LOAN           PAYMENT         BALANCE            LOAN           LOAN           PERIOD        MADE BY
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
----------------------------------------------------------------------------------------------------------------------

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

                           SCHEDULE TO EXHIBIT 10.10


     In addition, to Exhibit 10.10, Consolidation Coal Company issued Note for the benefit of each of the following banks, all of which are substantially identical to Exhibit 10.10 in all material respects:

     The First Union National Bank

     Bank of America National Trust and Savings Association